UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

GREENHILL & CO., INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32147	51-0500737
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas
New York, New York, 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 389-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GHL	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On May 22, 2023, Greenhill & Co., Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mizuho Americas LLC, a Delaware limited liability company (“Purchaser”) and Blanc Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser (“Sub”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Purchaser (the “Surviving Corporation”).

Merger Consideration

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (except for shares held by the Company as treasury stock, by any of the Company’s subsidiaries, by Purchaser or any of Purchaser’s subsidiaries (including Sub), or by any holder who is entitled to demand appraisal and has properly and validly demanded appraisal of such shares of Company Common Stock pursuant to Section 262 of the General Corporation Law of the State of Delaware, which, in each case, will be treated as described in the Merger Agreement), will be automatically converted into the right to receive $15.00 in cash (the “Merger Consideration”) and (ii) each share of common stock of Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time will be converted into one fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.001 per share.

Treatment of Company Awards

At the Effective Time, (i) each outstanding restricted stock unit award will be converted into an unvested Purchaser cash-based award with respect to an amount in cash equal to the product obtained by multiplying (a) the Merger Consideration by (b) the number of shares of Company Common Stock covered by such award, which will otherwise be subject to the same terms and conditions applicable to such award as of immediately prior to the Effective Time, (ii) each outstanding performance stock unit award will become fully vested with respect to the number of shares of Company Common Stock covered by such award based on target level of performance and will be converted into the right to receive an amount in cash equal to the product obtained by multiplying (a) the Merger Consideration by (b) such number of shares and (iii) each outstanding deferred cash award will be converted into an unvested Purchaser cash-based award with respect to an equivalent amount in cash that has not yet been paid with respect to such award as of immediately prior to the Effective Time, which will otherwise be subject to the same terms and conditions applicable to such award as of immediately prior to the Effective Time.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to customary conditions, including (i) the adoption of the Merger Agreement by holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Stockholder Approval”), (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of all specified governmental consents and approvals, and the termination or expiration of all applicable waiting periods in respect thereof (the “Required Regulatory Approvals”), (iv) the absence of any law, injunction, order or other judgment, in any of the jurisdictions where there are Required Regulatory Approvals, that enjoins, prevents, prohibits or otherwise makes illegal the consummation of the Merger (a “Restraint”), (v) performance by the Company and Purchaser in all material respects of their respective obligations under the Merger Agreement and (vi) subject in most cases to exceptions that do not rise to the level of a Material Adverse Effect or a Parent Material Adverse Effect (each as defined in the Merger Agreement), as applicable, the accuracy of representations and warranties made by the Company and Purchaser, respectively.  The obligation of Purchaser to consummate the Merger is also subject to there not having occurred since the date of the Merger Agreement a Material Adverse Effect that is continuing.

The receipt of financing by Purchaser is not a condition to Purchaser’s obligation to complete the Merger.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both the Company and Purchaser with respect to each party and its businesses.  The Merger Agreement also contains customary covenants, including covenants by the Company, subject to certain exceptions, during the interim period between the execution of the Merger Agreement and the consummation of the Merger, to use commercially reasonable efforts to carry on its business in all material respects in the ordinary course of business consistent with past practice and, to the extent consistent therewith, keep available the services of its present officers and other employees, and preserve substantially intact its relationships with business partners and others having material business dealings with it.

Under the Merger Agreement, each of the Company and Purchaser has agreed to use its respective reasonable best efforts to obtain the Required Regulatory Approvals in order to consummate the Merger and the other transactions contemplated by the Merger Agreement as soon as practicable and in any event no later than the Termination Date (as defined below), including an obligation to defend against any litigation challenging the Merger.  However, Purchaser is not obligated to agree to any structural or behavioral remedy required by any governmental authority.

Purchaser has agreed, if requested by the Company, to refinance the Company’s existing term loan facility on the terms and conditions set forth in the Merger Agreement if the Merger has not closed at least one month prior to the maturity date of such term loan.

Subject to certain exceptions, the Company has agreed not to solicit alternative takeover proposals, engage in discussions with third parties regarding alternative takeover proposals or change its recommendation to its stockholders in favor of the Merger.

In the event the Company receives an unsolicited takeover proposal from a third party prior to obtaining the Stockholder Approval that (i) did not result from a material breach by the Company of its non-solicitation covenants and (ii) the Company’s Board of Directors determines in good faith is bona fide and constitutes, or would reasonably be expected to result in, a Superior Proposal (as defined in the Merger Agreement), the Company may provide information to, and engage in discussions and negotiations with, the person making the takeover proposal.

Prior to obtaining the Stockholder Approval, the Board of Directors of the Company has the right, in connection with (i) the receipt of a Superior Proposal that did not result from a material breach by the Company of its non-solicitation covenants or (ii) an Intervening Event (as defined in the Merger Agreement), to change its recommendation in favor of the Merger or, in the case of a Superior Proposal, to terminate the Merger Agreement, in each case, subject to complying with notice requirements and other specified conditions (including giving Purchaser the opportunity to propose changes to the Merger Agreement in response to such Superior Proposal or Intervening Event, as applicable), if the Board of Directors of the Company determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Termination; Termination Fees

The Merger Agreement may be terminated by the Company and Purchaser by mutual agreement.  In addition, either party may terminate the Merger Agreement if, among other things, (i) the Merger has not been consummated on or before May 22, 2024, subject to one three-month automatic extension to August 22, 2024 if any of the Required Regulatory Approval (or a Restraint) remains outstanding and all other conditions to closing are satisfied (or in the case of conditions that by their terms are to be satisfied at the closing, are capable of being satisfied if the closing were to occur on such date) at the extension date (the “Termination Date”), unless the terminating party’s breach has been a principal cause of or resulted in the failure to complete the Merger by that date, (ii) any Restraint permanently prohibits the Merger and has become final and nonappealable, unless the terminating party’s breach has been a principal cause of or resulted in the Restraint, (iii) the Stockholder Approval has not been obtained at a duly convened meeting of the Company’s stockholders held to consider the adoption of the Merger Agreement at which a vote on the Merger Agreement is taken or (iv) the other party is in breach of the Merger Agreement in a manner that would result in a failure of an applicable closing condition, provided the terminating party is not itself in material breach, and such breach cannot be cured or has not been cured within 30 days after notice to the other party of such breach.  In addition, prior to receipt of the Stockholder Approval, each party has additional termination rights specified in the Merger Agreement, including the right for the Company to terminate the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal.

The Merger Agreement provides for the payment of a termination fee upon termination of the Merger Agreement under certain specified circumstances.  The Company will be obligated to pay Purchaser a termination fee of $15,380,000 if (i) the Company terminates the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, (ii) Purchaser terminates the Merger Agreement in the event that the Company’s Board of Directors changes its recommendation to its stockholders in favor of the Merger or (iii) the Merger Agreement is terminated in certain circumstances following the receipt of a competing takeover proposal and prior to receipt of the Stockholder Approval, and within 12 months of termination the Company enters into a definitive agreement to consummate (or consummates) the transactions proposed by any takeover proposal.  Purchaser will be obligated to pay the Company a termination fee of $38,500,000 if (i) the Merger Agreement is terminated by the Company or Purchaser upon the occurrence of the Termination Date, and at the time of termination the conditions to closing (other than those relating to the receipt of U.S. antitrust clearance, receipt of Required Regulatory Approvals and the absence of any Restraint) in favor of Purchaser have been satisfied or waived (or in the case of conditions that by their terms are to be satisfied at the closing, are capable of being satisfied if the closing were to occur on such date), so long as the Company’s willful breach has not been the primary cause of the failure to obtain U.S. antitrust clearance or the Required Regulatory Approvals or the reason for the Restraint, (ii) the Merger Agreement is terminated because any Restraint has become final and non-appealable and the Company’s breach has not been a principal cause of or resulted in the Restraint or (iii) if the Merger Agreement is terminated by the Company as a result of a material breach by Purchaser or Sub of their regulatory efforts covenants.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement has been included to provide the Company’s stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about the Company or Purchaser.  The representations, warranties and covenants contained in the Merger Agreement (i) have been made solely for the purposes of the Merger Agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) are not intended as statements of fact to be relied upon by the Company’s stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate, (iv) have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself, (v) may no longer be true as of a given date and (vi) may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders or other security holders.  The Company’s stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the right of the Company’s stockholders to receive the Merger Consideration in accordance with the terms of the Merger Agreement, and the right of holders of awards of restricted stock units or deferred cash awards to receive the consideration provided for such awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Purchaser or Sub.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.  The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, Purchaser, the Company, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Scott L. Bok, the Chairman and Chief Executive Officer of the Company, and certain of his affiliated persons (the “Specified Stockholders”) entered into a Voting Agreement with Purchaser and Sub (the “Voting Agreement”).  Pursuant to the Voting Agreement, the Specified Stockholders have agreed to vote all shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby and against certain actions that would reasonably be expected to prevent, delay or impede the consummation of the Merger.  The Voting Agreement includes customary transfer restrictions, subject to certain exceptions.  The Voting Agreement terminates upon the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the date on which any amendment to the Merger Agreement is executed, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Specified Stockholders’ prior written consent, that (a) diminishes (in any amount) the Merger Consideration to be received by the stockholders of the Company, (b) changes the form of Merger Consideration payable to the stockholders of the Company or (c) modifies the Termination Date or imposes any additional conditions or obligations that would reasonably be expected to prevent or impede the consummation of the Merger by the Termination Date.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.  The Voting Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Purchaser or the Specified Stockholders.  Moreover, the representations and warranties in the Voting Agreement were used for the purposes of allocating risk Purchaser and the Specified Stockholders rather than establishing matters of fact.  Accordingly, the representations and warranties in the Voting Agreement should not be relied on as characterization of the actual state of facts about Purchaser or any of the Specified Stockholders.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of May 22, 2023, by and among Mizuho Americas LLC, Blanc Merger Sub, Inc. and Greenhill & Co., Inc.
99.1	Voting Agreement, dated as of May 22, 2023, by and among Mizuho Americas LLC, Blanc Merger Sub, Inc. and each of the persons listed on the signature pages thereto.

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

*
Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties.  Words or phrases such as “believe,” “estimate,” “expect,” “anticipate,” “plan,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions, or the negatives of those words or phrases, may identify forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements.  Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition (the “Proposed Transaction”) of the Company by Purchaser, including future financial and operating results, the Company’s or Purchaser’s plans, objectives, expectations and intentions, the expected timing of completion of the Proposed Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected.  In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of the Company or Purchaser to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company or Purchaser; the possibility that the Proposed Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or Purchaser or the expected benefits of the Proposed Transaction); the risk that the benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Purchaser operate; the ability to promptly and effectively integrate the businesses of the Company with those of Purchaser; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of the Company’s or Purchaser’s clients, employees or other business partners, including those resulting from the announcement or completion of the Proposed Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on the Company’s or Purchaser’s businesses, the ability to complete the Proposed Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause the Company’s or Purchaser’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements.  Other unknown or unpredictable factors also could harm the Company’s or Purchaser’s results.

All forward-looking statements attributable to the Company or Purchaser, or persons acting on the Company’s or Purchaser’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and the Company and Purchaser do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law.  If the Company or Purchaser update one or more forward-looking statements, no inference should be drawn that the Company or Purchaser will make additional updates with respect to those or other forward-looking statements.  Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.  Further information regarding factors that could affect Purchaser’s results is included in a number of publicly available documents published by Purchaser.  These include Purchaser’s annual securities report, Integrated Report, and “Item 3.D. Key Information—Risk Factors” in Purchaser’s most recent Form 20-F filed with the SEC, which is available in the Financial Information section of Purchaser’s web page at www.mizuhogroup.com and also at the SEC’s web site at www.sec.gov.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents.  This communication does not constitute a solicitation of any vote or approval.  THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PURCHASER AND THE PROPOSED TRANSACTION.  Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov.  In addition, investors may obtain a free copy of the Company’s filings with the SEC from the investors relations section of the Company’s website at https://www.greenhill.com/en/investor/filings or by directing a request to: Greenhill & Co., Inc., 1271 Avenue of the Americas, New York, NY 10020, (212) 389-1800, investorrelations@greenhill.com.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees may be deemed to be participants in the solicitation of proxies from the Company stockholders in connection with the Proposed Transaction.  Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Proposed Transaction, which will be filed with the SEC.  Additional information about the Company, the directors and executive officers of the Company and their ownership of Company Common Stock is also set forth in the definitive proxy statement for the Company’s 2023 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 13, 2023, and other documents subsequently filed by the Company with the SEC.  Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHILL & CO., INC.
By:	/s/ MARK R. LASKY
Name: Mark R. Lasky
Title: Chief Financial Officer

Dated: May 22, 2023